UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐ Check the appropriate box: ☐ Preliminary Proxy Statement ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) ☐ Definitive Proxy Statement ☐ Definitive Additional Materials ☒ Soliciting Material under §240.14a-12 Rio Tinto plc Rio Tinto Limited (Name of Registrant as Specified in its Charter) (Name of Registrant as Specified in its Charter) (Name Of Person(s) Filing Proxy Statement, if Other Than the Registrant) Payment of Filing Fee (Check all boxes that apply): ☒ No fee required ☐ Fee paid previously with preliminary materials ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11 On October 9, 2024, Rio Tinto plc and Rio Tinto Limited issued the following communications:

Rio Tinto to acquire Arcadium Lithium – Script 9 October 2024 Page 1 of 5 Slide 1: Introductory remarks Good morning to everyone in the UK and good evening to those of you joining from Australia. Thank you for tuning in. Before we start, I would like to acknowledge and pay my respects to all Traditional Owners and First Nations people who host our operations – and Arcadium’s operations – around the world. We are operating in a complex but exciting environment, full of opportunities. I am pleased to discuss one major opportunity today – Rio Tinto’s acquisition of Arcadium Lithium. We have learnt a lot about the Arcadium team in recent months. It is clear we have complementary skills, shared values, and a shared belief in the potential that can be developed from the Arcadium portfolio. I am delighted that the CEO of Arcadium, Paul Graves, is here with me today. I’d like to welcome Paul and his leadership team, and everyone at Arcadium, to the Rio Tinto family – where I believe we can make Arcadium and Paul’s vision a reality. Over to you, Paul... Paul Graves: Thank you, Jakob. Good morning, everyone. I am thrilled to be here with Jakob and the Rio Tinto team. Our team at Arcadium have worked tirelessly to create a valuable lithium company and we have a very strong growth portfolio. As we run this business, we are always guided by making the right long-term decisions for our company and our shareholders. Today marks an important milestone in our journey as we look towards joining the Rio Tinto family. This transaction represents tremendous value for our shareholders, employees, customers, and our communities and host nations around the world. Rio Tinto’s proposal offers our shareholders cash certainty today, at a very attractive price against the inherent risks associated with the delivery of our business. As a result, it has received unanimous support from our Board of Directors. Rio’s vision for the energy transition and the importance of lithium as part of the solution really resonates with me. When we put Allkem and Livent together to create Arcadium we had our own vision. When I presented our updated strategy to the market last month, I did not like cutting our capital and slowing down our growth. Looking ahead, we recognise that the best way to realise the vision from our merger is with Rio Tinto. It is in this new home that we will start accelerating our growth and bring this vision to reality. Together we can unlock significant value and long-term success in the rapidly evolving lithium market. We are truly excited about the future and look forward to the many opportunities that lie ahead. Back to you, Jakob.

Rio Tinto to acquire Arcadium Lithium – Script 9 October 2024 Page 2 of 5 Slide 2: Cautionary and supporting statements Thank you, Paul. We will now give some more background to the transaction before we take some Q&A. Slide 3: Lithium – an essential material for the energy transition Lithium is one of the cornerstone materials needed to support the energy transition. It is heavily leveraged towards electric vehicles and energy storage, accounting for more than 80% of global production. And over the next 20 to 30 years, it is expected to remain the preferred material for battery energy storage. This is due to its unmatched energy density, efficiency, delivery at high power levels, and owing to its fundamental chemical properties, compared to other elements in the periodic table. Beyond lithium, Rio Tinto supplies aluminium, copper, and the iron ore for steel production – which make up over 40% of the material content of the battery. Indeed, we are the western world’s largest producer of aluminium and we are expected to account for 25% of the growth in global copper supply in the next 5 years. So today is symbolic, as lithium ions are the moving part between the cathode (where aluminium foil is used as the positive electrode) and the anode (where copper foil is used as the negative electrode) in a battery. By shaping our portfolio with a focus on these materials, we are delivering on our purpose of finding better ways to provide the materials the world needs. Slide 4: Lithium – right product, right time We have been consistent in our belief in the long-term outlook for lithium, with an expected market deficit emerging from the end of this decade, and a double-digit growth rate to 2040. Lithium is one of the fastest growing markets today and is expected to reach an even greater scale in the coming decades. We have been saying for many years that we want to build a lithium business. But we wanted to build it at the right time and as competitively as possible so we create maximum value for our shareholders. We have been patiently studying the sector for a long time – ever since we discovered Jadar 20 years ago – to decide the best way to enter the market and develop a lithium business of scale and relevance. Applying our disciplined capital allocation framework, it is clear that now is the right time to acquire a premier lithium business. Slide 5: Bringing Rio Tinto’s scale, development capabilities and financial strength to the Arcadium portfolio Through this transaction, we are bringing Rio Tinto’s scale, development capabilities and financial strength to an already strong Arcadium portfolio. Arcadium brings leading technologies – such as Direct Lithium Extraction that it pioneered, which together with our investment in the technology, creates a world leader in DLE.

Rio Tinto to acquire Arcadium Lithium – Script 9 October 2024 Page 3 of 5 They have proven downstream capabilities, delivering the highest quality products. They also have deep commercial customer relationships. And Arcadium brings the world’s largest lithium resource base from tier 1 assets: large, long-life, low cost and expandable. We have complementary geographic footprints and share rich experience operating in Argentina and Quebec, Canada, where we plan to establish world-class lithium hubs benefiting from economies of scale and deep local knowledge. And we believe that inside Rio Tinto, we can improve and accelerate Arcadium’s development pipeline with our project delivery capabilities while offering strong and stable financial backing, enabling us to plan for the long-term to deliver the optimal growth pathway. This transaction gives us the platform to create the world’s leading lithium business in the next few years. Rio Tinto already has one of the highest growth stories with copper; with Arcadium, we believe we are positioned to have the world’s biggest growth story for lithium. Paul will now tell us more about the business. Slide 6: Arcadium Lithium: the premier lithium growth business I’d like to provide a quick reminder of who Arcadium is. We were formed from the merger of Allkem and Livent at the beginning of this year. The merger created a unique global, vertically integrated, lithium chemical producer with the widest offering of lithium chemical products. Our world-class resources and manufacturing network is backed by a broad technology portfolio with expertise in all major forms of lithium extraction and processing. In Argentina, Arcadium has a vast network of low-cost lithium brine operations with long resource lives which are expected to remain operational for generations. These operations are supported by downstream chemical processing plants across the globe, making Arcadium one of a handful of truly integrated producers of lithium chemicals. Additional brine resources are under development in Argentina – close to Rio Tinto’s Rincon project – and hard rock mines are under development in Quebec, close to Rio’s Canadian operations. These assets will benefit from Rio’s existing footprint. Slide 7: Investing in innovation and next generation application technology Our technological leadership in DLE is also extremely attractive. It complements Rio Tinto’s technology development at Rincon and at its Bundoora Technical Development facility in Australia. One of the strengths our customers value is that we look to develop processes and products that are aligned with their own strategic plans. We're investing in next-generation process and application technologies to stay close to customers and maintain market leadership. We strive to improve the efficiency, the cost, the flexibility, and the sustainability of our existing and future operations while creating new applications and market opportunities for lithium. Good examples of this work include our continued investment in LIOVIX, printable lithium, and the Li- Metal lithium metal technology, both of which are focused on the future trend of increasing lithium metal content in lithium-ion batteries, and ultimately the move towards solid-state lithium batteries.

Rio Tinto to acquire Arcadium Lithium – Script 9 October 2024 Page 4 of 5 We're also investing in next generation DLE technologies through ILiAD. Deploying ILiAD technology in the future will allow us to improve our sustainability footprint using less energy, less water and less land, while recovering a significantly higher proportion of lithium than conventional technologies. This investment supports our customers' desire for the most responsibly sourced lithium possible. Slide 8: Multi-year commercial relationships with global leaders We have well-established commercial relationships with blue-chip customers including Tesla, Panasonic, BMW, General Motor and Ford. Our deeply embedded customer relationships have been built over many years. The diversity of product range, and our proven reputation for producing high quality product, and the fact that we have a more diverse, and therefore more robust supply network, make us a partner of choice for major lithium consumers globally. And it is these relationships that have allowed us to develop the long-term customer contracts which have helped us to outperform in challenging markets like today. Thank you and back to Jakob. Slide 9: Multi-generational asset base with significant production upside We have been developing our lithium strategy for many years. We have carefully evaluated how we can find better ways to deliver the lithium the world needs, in a manner that is supported by society, and that respects local communities, minimises environmental impacts and delivers value for all our stakeholders. Arcadium brings the number one lithium resource base in the world. Rio Tinto helps unlock it. Arcadium has deep downstream and commercial experience. Rio Tinto has deep upstream and project development experience. Together, we have the foundation to create the leading lithium business. Slide 10: Maintaining our disciplined approach to capital allocation As you would expect, we continue to maintain our disciplined approach to capital allocation which has led to our very robust capital structure and strong balance sheet, enabling us to undertake this transaction and fund this growth. This transaction will grow our earnings and therefore grow our dividends through the cycle, creating value for shareholders over time. Our dividend policy is unaffected, and we remain committed to honouring our current policy and practice. Slide 11: The transaction A few details on the transaction itself: We are acquiring 100% of Arcadium for a consideration of $5.85 per share, to be paid in cash. The transaction has been unanimously approved by both companies’ boards of directors.

Rio Tinto to acquire Arcadium Lithium – Script 9 October 2024 Page 5 of 5 Given Arcadium’s legal structure, the acquisition is to be implemented via a Jersey scheme of arrangement and is subject to both Arcadium’s shareholder vote and customary regulatory approvals. We expect the transaction to complete in the middle of 2025, subject to the receipt of regulatory approval. It will be funded from existing liquidity and the availability of Rio Tinto capital from closing will allow for the acceleration of project delivery. Slide 12: Creating the world-leading lithium business In summary, at Rio Tinto, we have been finding better ways to provide the materials the world needs for more than 150 years. We look forward to applying our learnings and experience to Arcadium’s base of Tier-1 assets, as we continue our journey to be the Best Operator and Excel in Development, with Impeccable ESG to maintain our Social License. Together with Arcadium, our combined technological capabilities position us to become market leaders in DLE and lithium processing. And we see value in creating lithium hubs in Argentina, where Arcadium’s assets are located near Rincon, and in Canada, where we have a significant presence through our aluminium, iron ore and titanium businesses. Our financial strength and project delivery expertise will enable the acceleration of Arcadium’s growth pipeline, creating significant value. Rio Tinto is the right home to unlock Arcadium’s incredible potential. This is how you create a truly world-leading lithium business – with the right assets, at the right time, and with strong capital discipline. This transaction will ensure a reliable, low-cost and sustainable supply of a commodity that is critical to the energy transition. We will keep you updated with key information as the transaction develops. I now welcome the opportunity to answer your questions. The operator will now take the first question. Thank you.

Important Notices These communications are for information purposes only and is not intended to and does not constitute or form part of, an offer, invitation or the solicitation of an offer to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities or the solicitation of any vote or approval in any jurisdiction in contravention of applicable law. In connection with the transaction, Arcadium Lithium will file with the US Securities and Exchange Commission (the “SEC”) certain proxy materials, which shall constitute the scheme document and the proxy statement relating to the proposed transaction (the “proxy statement”). The proxy statement will contain the full terms and conditions of the transaction, including details with respect to the Arcadium Lithium shareholder vote in respect of the transaction and will be sent or otherwise disseminated to Arcadium Lithium ’s shareholders and will contain important information about the proposed transaction and related matters. Any decision in respect of, or other response to, the transaction should be made only on the basis of the information contained in the proxy statement. SHAREHOLDERS OF ARCADIUM LITHIUM ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement and other relevant documents may be obtained, free of charge, on the SEC's website (http://www.sec.gov), when available. Arcadium Lithium’s shareholders may obtain free copies of the proxy statement once it is available from Arcadium Lithium by going to Arcadium Lithium’s website at www. arcadiumlithium.com. Participants in the Solicitation Rio Tinto, Arcadium Lithium and certain of their respective directors and officers may be deemed participants in the solicitation of proxies of Arcadium Lithium’s shareholders in connection with the proposed transaction. Additional information regarding the foregoing persons, including their direct and indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other relevant documents to be filed with the SEC. Arcadium Lithium’s shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Arcadium Lithium in Arcadium Lithium’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2023, which was filed with the SEC on April 29, 2024, and regarding the directors and officers of Rio Tinto in Rio Tinto’s Annual Report on Form 20-F for the fiscal year ended December 31, 2023, which was filed with the SEC on February 23, 2024. Forward-looking statements These communications (including information incorporated by reference in these communications), oral statements made regarding the Transaction, and other information published by Arcadium Lithium, Rio Tinto or any member of the Rio Tinto Group contain statements which are, or may be deemed to be, “forward looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the US Securities Exchange Act of 1934. Such forward looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and on numerous assumptions regarding the business strategies and the environment in which Rio Tinto, any member of the Rio Tinto Group or the enlarged group following the Transaction (“Enlarged Group”) shall operate in the future and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by those statements. The forward looking statements contained in these communications relate to Rio Tinto, any member of the Rio Tinto Group or the Enlarged Group’s future prospects, developments and business strategies, the expected timing and scope of the Transaction and other statements other than historical facts. In some cases, these forward looking statements can be identified by the use of forward looking terminology, including the terms “believes”, “estimates”, “will look to”, “shall look to”, “would look to”, “plans”, “prepares”, “anticipates”, “expects”, “is expected to”, “is subject to”, “budget”, “scheduled”, “forecasts”, “synergy”, “strategy”, “goal”, “cost-saving”, “projects” “intends”, “may”, “will”, “shall”, or “should” or their negatives or other variations or comparable terminology. Forward-looking statements may include statements relating to the following: (i) future capital expenditures, expenses, revenues, earnings, synergies, economic performance, indebtedness, financial condition, dividend policy, losses and future prospects; (ii) business and management strategies and the expansion and growth of Rio Tinto’s, any member of the Rio Tinto Group or Arcadium Lithium’s operations and potential synergies resulting from the Transaction; and (iii) the effects of global economic conditions and governmental regulation on Rio Tinto’s, any member of the Rio Tinto Group or Arcadium Lithium’s business. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend on circumstances that shall occur in the future. These events and circumstances include changes in the global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax rates and future business combinations or disposals and other risks and uncertainties detailed in Rio Tinto’s filings with the SEC, including Rio Tinto’s Annual Report on Form 20-F for the fiscal year ended December 31, 2023, which was filed with the SEC on February 23, 2024. If any one or more of these risks or uncertainties materialises or if any one or more of the assumptions prove incorrect, actual results may differ materially from those expected, estimated or projected. Such forward looking statements should therefore be construed in the light of such factors. Neither Arcadium Lithium or any of Rio Tinto or any member of the Rio Tinto Group, nor any of their respective associates or directors, officers or advisers, provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward looking statements in these communications shall actually occur. Given these risks and uncertainties, potential investors should not place any reliance on forward looking statements. Specifically, statements of estimated cost savings and synergies relate to future actions and circumstances which, by their nature involve, risks, uncertainties and contingencies. As a result, the cost savings and synergies referred to may not be achieved, may be achieved later or sooner than estimated, or those achieved could be materially different from those estimated. Due to the scale of the Enlarged Group, there may be additional changes to the Enlarged Group’s operations. As a result, and given the fact that the changes relate to the future, the resulting cost synergies may be materially greater or less than those estimated. The forward-looking statements speak only at the date of these communications. All subsequent oral or written forward-looking statements attributable to any member of the Rio Tinto Group or Arcadium Lithium Group, or any of their respective associates, directors, officers, employees or advisers, are expressly qualified in their entirety by the cautionary statement above. Arcadium Lithium, the Rio Tinto Group and Rio Tinto expressly disclaim any obligation to update such statements other than as required by law or by the rules of any competent regulatory authority, whether as a result of new information, future events or otherwise.